Exhibit 10.17

FIRST REPRICING AMENDMENT

dated as of December 22, 2017

to the

FIRST LIEN CREDIT AGREEMENT

dated as of December 22, 2016

among

EVO PAYMENTS INTERNATIONAL, LLC,

as the Borrower,

SUNTRUST BANK,

as Administrative Agent,

and

THE OTHER LENDERS PARTY HERETO

Arranged By:

SUNTRUST ROBINSON HUMPHREY, INC.

CITIGROUP GLOBAL MARKETS, INC.,

REGIONS CAPITAL MARKETS,

FIFTH THIRD BANK

and

PNC CAPTIAL MARKETS, LLC,

as Joint Lead Arrangers and Joint Bookrunners,

and

FIFTH THIRD BANK

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

FIRST REPRICING AMENDMENT

THIS FIRST REPRICING AMENDMENT (this “Amendment”) dated as of December 22, 2017 to the Credit Agreement referenced below is by and among EVO Payments International, LLC, a Delaware limited liability company (the “Borrower”), the Refinancing Lenders (defined below) and SunTrust Bank, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain First Lien Credit Agreement dated as of December 22, 2016 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the pricing applicable to the Term Loan and the Lenders holding the Term Loan have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2. Amendments.

2.1 The following definition is added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Repricing Amendment Effective Date” means the effective date of the First Repricing Amendment to this Agreement among the Loan Parties, the Lenders holding the Term Loan and the Administrative Agent.

2.2. The definition of “Applicable Margin” is hereby amended as follows:

(a) the introductory clause is hereby amended in its entirety to read as follows:

“shall mean (a) with respect to Revolving Loans, Swingline Loans and Letters of Credit, as of any date, a percentage per annum as set forth in the table below determined by reference to the Consolidated Leverage Ratio as set forth in the Compliance Certificate most recently delivered pursuant to Section 5.1(c) and (b) with respect to the Initial Term Loan, as of any date, (x) 3.00% in the case of Base Rate Term Loans and (y) 4.00% in the case of Eurodollar Term Loans;”

(b) the last two columns in the table with the headings “Eurodollar Term Loans” and “Base Rate Term Loans” are hereby deleted.

2.3 Section 2.14(g) is hereby amended in its entirety to read as follows:

(g) In the event that, prior to the six-month anniversary of the First Repricing Amendment Effective Date, the Borrower consummates a Repricing Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, a fee equal to 1.00% of the aggregate principal amount of the Initial Term Loans subject to such Repricing Event.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

3.1.	Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party and the Administrative Agent on its own behalf and on behalf of each Lender holding a portion of the Initial Term Loan that delivers a consent to this Amendment.

3.2.	Consent to Amendment. Receipt by the Administrative Agent of executed counterparts of the consent to this Amendment, in the form of Exhibit A attached hereto, from each Lender holding a portion of the Initial Term Loan and consenting to this Amendment.

3.3.	Accrued Interest and Fees. Receipt by the Administrative Agent from the Borrower of all accrued interest and fees owing on the Initial Term Loan as of the date hereof for the benefit of the Lenders holding the Initial Term Loan immediately before giving effect to this Amendment.

3.4.	Fees. Receipt by the Administrative Agent, SunTrust Robinson Humphrey, Inc. and the Lenders of any fees required to be paid on or before the date of this Amendment.

Without limiting the generality of the provisions of the last paragraph of Section 9.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has consented to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.

4. Miscellaneous.

4.1 This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any Issuing Bank of any rights and remedies under the Loan Documents, at law or in equity.

4.2 This Amendment shall constitute a Loan Document for all purposes.

4.3 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

4.4 Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that, on the date hereof, and after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

4.5 Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that (other than as expressly provided herein) this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

4.6 Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 11.5 AND 11.6 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Repricing Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	CFO

GUARANTORS:	EVO MERCHANT SERVICES, LLC, a Delaware limited liability company,
ENCORE PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
VISION PAYMENT SOLUTIONS, LLC, a Delaware limited liability company,
NATIONWIDE PAYMENT SOLUTIONS, LLC, a Delaware limited liability company,
COMMERCE PAYMENT GROUP, LLC, a Delaware limited liability company,
EVO DIRECT, LLC, a Delaware limited liability company,
PRODIGY PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
MOMENTUM PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
MOCA PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
POWERPAY, LLC, a Maine limited liability company,
POWERPAY CAPITAL, LLC, a Delaware limited liability company,
EVO PAYMENT SYSTEMS, LLC, a Delaware limited liability company,

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	Authorized Signatory

[Signature Page to First Repricing Amendment to EVO Payments International, LLC First Lien Credit Agreement]

EVO POWERPLAY HOLDINGS, LLC, a Delaware limited liability company,
CVE EVO, LLC, a Delaware limited liability company,
E-ONLINEDATA, LLC, a Delaware limited liability company,
E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company,
MEINC, LLC, a Delaware limited liability company,
ZENITH MERCHANT SERVICES, LLC, a Delaware limited liability company,
PINEAPPLE PAYMENTS, LLC, a Delaware limited liability company,
EVO GROUP MANAGEMENT, INC, a Delaware corporation,
STERLING PAYMENT TECHNOLOGIES, LLC, a Florida limited liability company,
MP PLATFORMS HOLDING, LLC, a Delaware limited liability company,
MP PLATFORMS, LLC, a Delaware limited liability company,
SBG ACQUISITION, LLC, a Delaware limited liability company,
SPT MANAGEMENT SERVICES, INC, a Delaware corporation

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	Authorized Signatory

[Signature Page to First Repricing Amendment to EVO Payments International, LLC First Lien Credit Agreement]

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent on behalf of itself and on behalf of each consenting Lender holding a portion of the Initial Term Loan

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

[Signature Page to First Repricing Amendment to EVO Payments International, LLC First Lien Credit Agreement]

Exhibit A

[SIGNATURE PAGE FOR HOLDERS OF INITIAL TERM LOAN]

IN WITNESS WHEREOF, the undersigned acknowledges receipt of the First Repricing Amendment (the “Amendment”) to the First Lien Credit Agreement (as amended, the “Credit Agreement”) dated as of December 22, 2016 among EVO Payments International, LLC, a Delaware limited liability company, the Lenders identified therein and SunTrust Bank, as Administrative Agent.

☐ Consent and Convert (Cashless Roll). The undersigned hereby irrevocably and unconditionally consents to the Amendment and consents to the conversion of its portion of the Initial Term Loan in an amount as may be notified by SunTrust Bank to such Lender in an amount not to exceed such Lender’s portion of the Initial Term Loan held by such Lender immediately prior to the effectiveness of the Amendment.

☐ Consent and Reallocation of Initial Term Loan. The undersigned hereby irrevocably and unconditionally consents to the Amendment but requests its outstanding portion of the Initial Term Loan be assumed by SunTrust Bank on the First Repricing Amendment Effective Date and subsequently reallocated to the undersigned by assignment to one or more entities separately identified to SunTrust Bank by the undersigned in an amount as may be notified by SunTrust Bank to such Lender in an amount not to exceed such Lender’s portion of the Initial Term Loan held by such Lender immediately prior to the effectiveness of the Amendment.

(Please type or print legal name of Lender)

By:
Name:
Title:

[If a second signature is required]

By:
Name:
Title:

EVO PAYMENTS INTERNATIONAL, LLC

FIRST REPRICING AMENDMENT